SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  September 18, 2000

                          WASTEMASTERS, INC.
           (Exact name of registrant as specified in its charter)

    Maryland                  0-12914                 52-1507818
(State or other       (Commission File Number)    (I.R.S. Employer
jurisdiction of                                  Identification No.)
incorporation)

                     205 South Bickford
                      El Reno, Oklahoma 73036
            (Address of principal executive offices) (Zip Code)

                          (405) 262-0800
        (Registrant's telephone number, including area code)


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Item 1.     Changes in Control of Registrant.

     Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

     Not Applicable.

Item 3.     Bankruptcy or Receivership.

     Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

     Not Applicable.

Item 5.     Other Events.

     Not Applicable.

Item 6.     Resignations of Registrant's Directors.

On September 18, 2000, Douglas Holsted resigned as a director of the Registrant. Mr. Holsted did not provide the Registrant with a reason for his resignation, other than what is stated in the letter attached hereto as

Item 7.     Financial Statements, Pro Forma Financial Information and
Exhibits.

     (a)     Financial Statements of Businesses Acquired:  Not applicable.

     (b)     Pro Forma Financial Information:  Not applicable.

     (c)	Exhibits:

Regulation
S-B Number                        Exhibit

17.1          Resignation letter of Douglas Holsted dated September, 18, 2000

Item 8.     Change in Fiscal Year.

     Not Applicable.

Item 9.     Sales of Equity Securities Pursuant to Regulation S

     Not Applicable.

                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WASTEMASTERS, INC.


Date: September 25, 2000            By: /s/ A. Leon Blaser
                                    A. Leon Blaser,
                                    Chief Executive Officer